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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 10, 2000

                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)

 Delaware                       000-21001                 95-4090463
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(State or other juris-          (Commission             (IRS Employer
diction of incorporation)       File Number)            Identification No.)


27 Wormwood Street, Boston, Massachusetts                        02210
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

On May 10, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing, among other things, that the Board of Directors of the Company (the "Board") expanded the Company's interim management team through the creation of
(i) the Office of the Chief Executive with R. John Fletcher, a member of the Board, and Jeffrey R. Jay, M.D., the Chairman of the Board, and (ii) the Office of the President with Rudy Davis, Vice President of Sales and Marketing, Septal Repair Division, of the Company, and William J. Knight, Vice President of Finance and Administration and Chief Financial Officer of the Company. In addition, the Board established the position of Managing Director to be filled by C. Leonard Gordon, a member of the Board, who will focus on corporate development activities. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated May 10, 2000, announcing, among other things, the expansion of the interim management team of NMT Medical, Inc. by its Board of Directors.

                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2000                     NMT Medical, Inc.
                                       -----------------
                                       (Registrant)

                                       By:  /s/ William J. Knight
                                         ------------------------
                                          Name:  William J. Knight
                                          Title:  Vice President of Finance and
                                                  Administration, Chief
                                                  Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated May 10, 2000, announcing, among other things, the expansion of the interim management team of NMT Medical, Inc. by its Board of Directors.